Exhibit 99.2

Cyclin E1 is a Predictive Biomarker of Azenosertib Benefit in Platinum-Resistant Ovarian Cancer (PROC): Outcomes From Part 1b of the DENALI Study (GOG-3066)

Fiona Simpkins[1], Alexandra Leary[2], Lyndsay Willmott[3], Bradley J. Monk[4], Jean-Sébastien Frenel[5], David C. Starks[6], Meena Okera[7], Angeles Alvarez Secord[8], David M. O'Malley[9], Lainie Martin[1], Kaissa Ouali[2], Martin K. Oehler[10], Jeffrey C. Goh[11], Brian M. Slomovitz[12], Peter C. Lim[13], Catherine M. Shannon[14], Robert Neff[15], Doris Kim[16], Hailun Li[16], Danielle Jandial[16], Floor J. Backes[9]

[1]Penn Medicine Abramson Cancer Center, Philadelphia, PA, USA; [2]Gustave Roussy Cancer Center, Villejuif Cedex, France; [3]Arizona Center for Cancer Care, Phoenix, AZ, USA; [4]Florida Cancer Specialists & Research Institute, West Palm Beach, FL, USA; [5]Institut de Cancérologie de l'Ouest, Saint-Herblain, France; [6]Avera Cancer Institute, Sioux Falls, SD, USA; [7]Cancer Research SA, Adelaide, SA, Australia; [8]Duke Cancer Institute of Duke University Health System, Durham, NC, USA; [9]The Ohio State Wexner Medical Center and The James CCC, Columbus, OH, USA; [10]Royal Adelaide Hospital, Adelaide, SA, Australia; [11]ICON Cancer Centre, Chermside, QLD, Australia; [12]Mount Sinai Medical Center, Miami Beach, FL, USA; [13]Center of Hope at Renown Regional Medical Center, Reno, NV, USA; [14]Mater Cancer Care Centre, South Brisbane, Australia; [15]TriHealth Cancer Institute, Cincinnati, OH; [16]Zentalis Pharmaceuticals, Inc. San Diego, CA, USA

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Financial Disclosures for Fiona Simpkins I have the following financial relationships with ACCME defined ineligible companies to report over the past 24 months: • Consulting/Advisory Role: AstraZeneca; GlaxoSmithKline; Zentalis, Repare Therapeutics, FoRx Therapeutics • Research Funding to Institution: AstraZeneca; AstraZeneca/MedImmune; Instil Bio; Repare Therapeutics, Sierra Oncology ACCME, Accreditation Council for Continuing Medical Education

I will be discussing the unlabeled or investigational use of Azenosertib, a WEE1 inhibitor, from Zentalis Pharmaceuticals Unlabeled/Investigational Uses

Ovarian Cancer Patients With Cyclin E1 Overexpression and/or CCNE1 Amplified Ovarian Cancers Have Worse Outcomes

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Worse outcome
N=3533
Stronach (2018) [PFS] [1]
Stronach (2018) [OS] [1]
Pils (2014) [OS] [2]
Petersen [a] (2020) [PFS] [3]
Petersen [a] (2020) [OS] [3]
Nakayama (2010) [OS] [4]
Kang (2023) [OS] [5]
Chan [a] (2020) [OS] [6]
1
2
3
4
5
Hazard ratio
Patient number
100
500
1000
Amplification
Amplification + Overexpression

Survival according to CCNE1 amplification status[1]


PFS (%)
CCNE1 Not amplified
CCNE1 Amplified
Log-rank P = 0.00041
Months
OS (%)
CCNE1 Not amplified
CCNE1 Amplified
Log-rank P = 0.0090
Months

[a]Timing of tissue collection was not disclosed. OS, overall survival; PFS, progression-free survival.

1. Stronach EA, et al. Mol Cancer Res. 2018;16:1103-1111. 2. Pils D, et al. Eur J Cancer. 2014;50:99-110. 3. Peterson S, et al. Gynecol Oncol. 2020;157:405-410. 4. Nakayama N, et al. Cancer. 2010;116:2621-2634. 5. Kang EY, et al. Cancer. 2023;129:697-713. 6. Chan AM, et al. J Pathol Clin Res. 2020;6:252-262.

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Targeting WEE1 with Azenosertib Exploits Critical Cell Cycle Checkpoints that Cyclin E1 Overexpressing Cells Require for Survival

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- Cyclin E1 protein overexpression results in cells moving prematurely from G1 to S, there by increasing reliance on the G2-M checkpoint to allow DNA repair[1,2]
- WEE1 is a master regulator of the cell cycle acting as a brake at G1-S and G2-M to allow DNA repair[3]
- Targeting WEE1 with azenosertib ultimately leads to mitotic catastrophe[4]


CDK1 Active
G2-M Checkpoint
Azenosertib WEE1
Cyclin CDK
G2
S
M
DNA Damage Accumulates
G1
CDK2 Highly Active Driven by Cyclin E1 Overexpression
Azenosertib WEE1
Cyclin E1 CDK2
G1-S Checkpoint
Mitotic Catastrophe and Death

CDK, cyclin-dependent kinase; G1-S, Gap 1-Synthesis; G2-M, Gap 2-Mitosis; HGSOC, high-grade serous ovarian cancer.

1. Vriend LE, et al. Biochim Biophys Acta. 2013; 1836(2):227-335. 2. Esposito F, et al. Int J Mol Sci. 2021;22(19):10689. 3. Gorski JW, et al. Diagnostics (Basel). 2020;10(5):279. 4. Kim D, et al. NPJ Precis Oncol. 2025;9(3).

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DENALI (GOG-3066): Phase 2, Open-Label, Multicenter Study of Azenosertib in PROC (Part 1 and 2)

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Part 1b: Study design

Enrollment complete

Key eligibility criteria

- ✓ PROC
- ✓ 1-5 prior lines of therapy
- ✓ Prior bevacizumab
- ✓ All comers (irrespective Cyclin E1 status)

NCT05128825

Enrollment (N=102) → Azenosertib 400 mg QD 5:2 → Endpoints

Endpoints

- Safety and tolerability
- ORR, DOR[a]
- PFS[b]

Part 2a

Prescreening/ Tissue Consent → Patients with Cyclin E1+ tumors → 1:1 randomization: Azenosertib 400 mg 5:2 / Azenosertib 300 mg 5:2 → Interim Analysis

Part 2b[c]

Azenosertib (Dose TBD) → Endpoints

Endpoints

- ORR, DOR
- PFS
- Safety and tolerability

[a]Per RECIST v1.1 by ICR and investigator every 6 weeks until disease progression, death from any cause (ORR: up to 12 months; DOR: up to 60 months). [b]Per RECIST v1.1 by ICR and investigator every 6 weeks until disease progression, death from any cause up to 12 months. [c]Subject to FDA feedback. 5:2, 5 days on, 2 days off; DOR, duration of response; ICR, independent committee review; ORR, objective response rate; PFS, progression-free survival; PROC, platinum-resistant ovarian cancer; QD, once daily; RECIST, Response Evaluation Criteria in Solid Tumors; TBD, to be determined. ClinicalTrials.gov: https://clinicaltrials.gov/study/NCT05128825

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Characteristicsa (N=102) Median age (range), years 66 (34-82) Race, n (%) White 70 (69) Black/African American 6 (6) Asian 3 (3) Otherb 1 (1) Not reported 22 (22) ECOG PS, n (%) 0 53 (52) 1 49 (48) Prior lines of treatment Median (range) 3 (1-5) 1-2, n (%) 35 (34) 3-4, n (%) 57 (56) 5, n (%) 10 (10) Characteristicsa (N=102) Prior therapy, n (%) Bevacizumab 93 (91) PARPi 57 (56) Mirvetuximab 15 (15) CCNE1 amplification,c Evaluable, n 88 Amplified, n (%) 27 (31) Cyclin E1 status by IHC Evaluable, n 94 IHC+, n (%) 48 (51) DENALI (GOG-3066) Part 1b: Patient Baseline Characteristics Data cutoff date: January 13, 2025. aFull analysis set: all treated patients. Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. bHispanic. c85% (23/27) of patients with CCNE1-amplified tumors were also Cyclin E1+ by IHC. Amp, amplified; CCNE1 amplification defined as Copy Number ratio ≥3 with genomic ploidy correction as per Foundation Medicine. ECOG PS, Eastern Cooperative Oncology Group performance status; IHC, immunohistochemistry; PARPi, poly(ADP-ribose) polymerase inhibitor.

DENALI (GOG-3066) Part 1b: Cyclin E1+ by IHC is a Biomarker Predicting Response to Azenosertib

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All treated patients[a] (N=102)


ORR in response-evaluable patients
20.4%
Best % Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR

Cyclin E1 IHC+

Biomarker positive: Cyclin E1 IHC[b] (n=48)


ORR in response-evaluable patients
34.9%
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
+ Treatment ongoing
CCNE1 Status:
Amplified
Non-amplified
Not evaluable

	All treated patients (N=102)
ORR in response-evaluable[c] patients, % (n/N; 95% CI)	20.4 (19/93; 12.8-30.1)
ORR, ITT[a] % (n/N; 95% CI)	18.6 (19/102; 11.6-27.6)

	Cyclin E1 IHC+ (n=48)
ORR in response-evaluable[c] patients, % (n/N; 95% CI)	34.9 (15/43; 21.0-50.9)
ORR, ITT[a] % (n/N; 95% CI)	31.3 (15/48; 18.7-46.3)

Data cutoff date: Jan 13, 2025. [a]Intent to treat/Full analysis set: all treated patients. [b]Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. [c]Includes patients who received at least one post-treatment scan.
Amp, amplified; IHC, immunohistochemistry; ITT, Intent to treat population; ORR, objective response rate; PD, progressive disease; PR, partial response.

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17 180 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 P a ti e n ts amDOR is subject to change, there are 4 ongoing responders as of the January 13, 2025 data cutoff. IHC, immunohistochemistry; cPR, confirmed partial response; SD, stable disease; PD, progressive disease; mDOR, median duration of response; mPFS, median progression free survival; NE, not evaluable Treatment Duration (Months) mDOR 6.3 monthsa (95% CI, 2.7 - NE) mPFS 4.1 months (95% CI, 2.8 - 6.8) 4 ongoing responders Cyclin E1+ (N=48) PDSDcPRBest Overall Response First Partial Response CCNE1 Amplified NE DENALI (GOG-3066) Part 1b: Duration of Response in Cyclin E1 IHC+ Ovarian Cancer

12 11 11 4 7 3 2 3 16 7 3 5 1 0 25 50 75 100 Grade ≥3 Grades 1-2 66 51 15 14 60 15 13 13 12 11 11 12 Total 15 23 % Patients Hematological Thrombocytopenia Anemia Neutropenia Gastrointestinal Nausea Diarrhea Decreased appetite Constipation Dysgeusia Abdominal pain Other Fatigue ALT increased Asthenia Dizziness Headache Hypomagnesemia AST increased Dehydration TRAEs, n (%) Leading to dose reduction 44 (43.1) Leading to dose interruption 59 (57.8) Leading to discontinuation 22 (21.6) Leading to death 2 (2.0)b Serious TRAEs 22 (21.6) 35 29 16 DENALI (GOG-3066) Part 1b: Safety and Tolerability Summary Data cutoff date: January 13, 2025 aIf a patient had multiple grades of the same adverse event, The worse grade was reported bOne patient had sepsis, and 1 patient had pancytopenia. ALT, alanine aminotransferase; AST, aspartate aminotransferase; TRAE, treatment-related adverse event. TRAEs occurring in ≥10% of patientsa

DENALI (GOG-3066): Phase 2, Open-Label, Multicenter Study Investigating Azenosertib in Cyclin E1+ PROC

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Part 2
Key eligibility criteria

- ✓ PROC
- ✓ Cyclin E1+ IHC
- ✓ 1-3 prior lines of therapy
- ✓ 4 if prior mirvetuximab

NCT05128825


Part 2a
Part 2b[a]
Prescreening/ Tissue Consent
Patients with Cyclin E1+ tumors
Azenosertib 400 mg 5:2
1:1 randomization
Azenosertib 300 mg 5:2
Interim Analysis [b]
Azenosertib (dose TBD)
Endpoints
ORR, DOR
PFS
Safety and tolerability

[a]Subject to FDA feedback. [b]Enrollment will continue through the interim analysis
5:2, 5 days on, 2 days off; DOR, duration of response; FRa, folate receptor alpha; ORR, objective response rate; PFS, progression-free survival; PROC, platinum-resistant ovarian cancer; TBD, to be determined.
ClinicalTrials.gov: https://clinicaltrials.gov/study/NCT05128825.

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Conclusions

- Cyclin E1+ / overexpression by IHC represents ~ 50% of PROC
  - Cyclin E1+ IHC more than doubles the eligible patient population beyond CCNE1 amp
- Azenosertib demonstrates ORR of ~35% in evaluable[a] patients with Cyclin E1+ HGSOC
  - Median duration of response is 6.3 months
- Cyclin E1 by IHC is a predictive biomarker for response to azenosertib
- GI toxicity (nausea, diarrhea) and fatigue are the most common TRAEs; although less common, hematological toxicities require close monitoring during treatment with azenosertib

Azenosertib warrants further development in
Cyclin E1+ PROC in Part 2 of the ongoing DENALI study

[a]Includes patients who received at least one post treatment scan [b]mDOR is subject to change, there are 4 ongoing responders as of the January 13, 2025 data cut off
GI, gastrointestinal; HGSOC, high-grade serous ovarian cancer; mDOR, median duration of response; PROC, platinum-resistant ovarian cancer; TRAE, treatment-related adverse event.

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This study was sponsored by Zentalis Pharmaceuticals, Inc. Enrolling sites • Alliance Cancer Specialists, PC − USOR – Wynnewood • Arizona Oncology Associates, PC – HAL • Avera Cancer Institute • Baystate Medical Center • Burnside War Memorial Hospital − The Brian Fricker Oncology Centre • Cancer Research South Australia • Carle Cancer Center • Center of Hope • Centre Antoine Lacassagne Centre Régional de Lutte Contre Le Cancer • Centre Oscar Lambret • Centrum Badań Klinicznych JCI • Community Cancer Center North • Cox Medical Centers • Dana-Farber Cancer Institute • Duke Cancer Institute • EDOG Institut de Cancérologie de l’Ouest – PPDS • Florida Cancer Specialists − EAST − SCRI – PPDS • Icon Cancer Care Chermside • Institut Gustave Roussy • Lancaster General Hospital • Mark H Zangmeister Center − SCRI – PPDS • Maryland Oncology Hematology, P.A. (Rockville) • Mater Hospital Brisbane • Memorial Health University Medical Center • Mercy Hospital St Louis • Minnesota Oncology Hematology, PA – Maplewood • Mitchell Cancer Institute • Monument Health Rapid City Hospital • Mount Sinai Medical Center • Nebraska Methodist Hospital • NorthShore University Health System • Northwell Health Cancer Institute • Norton Cancer Institute, Downtown • Ohio State University Comprehensive Cancer Center • Oncology Associates of Oregon • Ridley Tree Cancer Center • Rocky Mountain Cancer Centers • Sarasota Memorial Healthcare System • St. Louis Cancer Care LLP • Texas Oncology (Tyler) • Texas Oncology, PA – Austin • TriHealth Cancer Institute • UC San Diego Moores Cancer Center • University Hospitals Case Medical Center • University of Pennsylvania • Utah Cancer Specialists (Salt Lake City) • Virginia Oncology Associates (Norfolk) − USOR Acknowledgements